PRUDENTIAL SECTOR FUNDS, INC.

Jennison Financial Services Fund

Supplement dated November 21, 2008 to the Prospectus and Statement of Additional Information dated January 31, 2008.

On November 6, 2008, the Board of Directors (“the Board”) for Jennison Financial Services Fund (“the Fund”), a series of the Prudential Sector Funds, Inc. (“the Company”) doing business as Jennison Sector Funds, Inc., approved the following proposed changes for the Fund which will be reflected in the annual update of the Fund’s prospectus at the end of January 2009: (i) replacing Jennison Associates LLC with Wellington Management Company, LLP (“Wellington Management”) as sub-adviser; (ii) a change in non-fundamental investment policy to permit the Fund to invest without limitation in securities of foreign issuers; and (iii) a change in the Fund’s performance benchmark index from the Standard & Poor’s 500 Financials Index to the MSCI Finance ex Real Estate index.

The change in investment policy reflects the belief of Prudential Investments LLC (“PI”), as the Fund’s investment adviser, that the Fund’s shareholders will benefit from Wellington Management’s experience managing a global financial services strategy, which includes both domestic and international investments, thereby increasing portfolio diversification and investment opportunities. The change in benchmark index reflects PI’s assessment that the new index will provide a better comparison for Wellington Management’s global investment approach, and is a cap-weighted index that monitors the performance of financial stocks from around the world, excluding real estate. To reflect these changes at the end of January 2009, the Fund will thereafter do business as the Dryden Global Financial Services Fund, and the Company will do business as the JennisonDryden Sector Funds, Inc.

The Fund will furnish an information statement to its shareholders in lieu of a proxy statement in reliance on an exemptive order (the “Order”) issued by the Securities and Exchange Commission to Prudential Mutual Fund Management, Inc., PI's predecessor (Rel. No. IC-22215) that authorized PI's predecessor to enter into new subadvisory agreements with firms not affiliated with PI for portfolios advised by PI, subject to the conditions of the Order.

LR00251